UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2019
_________________

WIDEPOINT CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33035	52-2040275
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. EmployerIdentification No.)

11250 Waples Mill Road, South Tower 210, Fairfax, Virginia	22030
(Zip Code)
 (Address of Principal Executive Office)

  Registrant’s telephone number, including area code: (703) 349-2577

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Securities Registered pursuant to Section 12(b) of the Act:
Title of Each Class:	Trading Symbol	Name of Exchange on Which Registered
Common Stock, $0.001 par value per share	WYY	NYSE American

Item 5.07        Submission of Matters to a Vote of Security Holders.

On June 11, 2019, WidePoint Corporation (the “Company”) held an annual meeting of its stockholders to vote on the following proposals:

Proposal One: The board of directors nominated two director nominees as Class I directors to serve for a three-year period until the Annual Meeting of Stockholders in the year 2022 and one director nominee as a Class III director to serve until the Annual Meeting of Stockholders in the year 2021. In accordance with the voting results listed below, each nominee was elected to the Board of Directors.

Nominee	For	Withheld	Broker Non-Votes
Jin Kang (Class I)	35,601,463	1,118,652	40,523,676
Julia A. Bowen (Class I)	36,466,641	253,474	40,523,676
Richard L. Todaro (Class III)	36,032,755	687,360	40,523,676

Proposal Two: In accordance with Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company asked stockholders to approve an advisory resolution on executive compensation, commonly referred to as “say on pay”. In accordance with the voting results listed below, the advisory resolution on executive compensation was approved.

For	Against	Abstain	Broker Non-Votes
34,247,848	1,493,832	978,435	40,523,676

Proposal Three: Pursuant to Section 14A of the Exchange Act, stockholders were asked to vote on whether future advisory votes on executive compensation of the nature reflected in Proposal No. 2 should occur every year, every 2 years or every 3 years. In accordance with the voting results listed below, the stockholders recommended an advisory vote on compensation every three years. As a result, the Company will have an advisory vote on executive compensation every three years.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
11,454,656	173,335	24,065,646	1,026,478	40,523,676

Proposal Four: The board of directors selected the accounting firm of Moss Adams LLP as independent accountants for the Company for the fiscal year ending December 31, 2019. The board of directors directed that the appointment of the independent accountants be submitted for ratification by the stockholders at the annual meeting. Therefore, in accordance with the voting results listed below, the appointment of Moss Adams LLP was ratified by the stockholders to serve as the independent registered public accountants for the Company for the current fiscal year ending December 31, 2019.

For	Against	Abstain	Broker Non-Votes
76,867,542	274,376	101,873	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIDEPOINT CORPORATION

Date:June 13, 2019	By:	/s/ Jin Kang
Jin Kang
Chief Executive Officer